UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report: (Date of earliest event reported) October 10, 2018

                           UNITED CANNABIS CORPORATION
                    ----------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
                -------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)

                            1600 Broadway, Suite 1600
      000-54582                Denver, CO 80202                 46-5221947
----------------------    ------------------------------  ---------------------
(Commission File Number)  (Address of Principal Executive   (IRS Employer
                             Offices and Zip Code)        Identification Number)


                                 (303) 386-7321
               -------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
             -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 10, 2018 the Company issued a press release, attached as Exhibit 99, providing guidance on third quarter operating results.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  Number    Description

   99       October 10, 2018 Press Release









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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED CANNABIS CORPORATION


Dated:  October 24, 2018               By:  Chad Ruby
                                            -------------------------------
                                            Chad Ruby
                                            Chief Operating Officer













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


                                   EXHIBIT 99

       UNITED CANNABIS CORPORATION GIVES GUIDANCE ON THIRD QUARTER RESULTS

         Company To Report $2 Million In Revenue For The Third Quarter,
                      Forecasting $10 Million For the Year


Denver, CO October 10, 2018 - United Cannabis Corporation (OTCQB: CNAB) (the "Company" or "United Cannabis") today provided preliminary, unaudited figures on revenues for the third quarter 2018 and offered guidance for the year.

Revenues for the third quarter 2018 are $2 million, and approximately $4.2 for the year to date.

Although consistent with the second quarter, the results were somewhat impacted by a seasonal shortage of raw materials. The current harvest season has alleviated the seasonal shortage and, thus, Management believes the Company is still on track to report a minimum of $10 million in revenue for 2018.

The third quarter 2018 revenues amount has not be subjected to an unaudited review by the Company's auditors, and may be subject to change upon the completions of such unaudited review

About United Cannabis Corporation

United Cannabis Corporation is dedicated to the development of phyto-therapeutic based products supported by patented technologies for the pharmaceutical, medical, and industrial markets. The Company has long advocated the application of cannabinoids for medical applications and is building a platform for designing targeted therapies to increase the quality of life for patients around the world. The Company's products are patent protected, first in class medicines with applications to a global market. United Cannabis trades on the OTCQB under the symbol CNAB.

For further information, please visit www.unitedcannabis.us.

Contact: Staff@UnitedCannabis.us
Phone: 303-386-7321


Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933, are subject to Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbors created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and other results and further events could differ materially from those anticipated in such statements. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.